Exhibit 99.2
PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
CALENDAR YEAR 2014
(in millions, except per share amounts)
(unaudited)

	Three Months Ended (1)				Twelve Months Ended (1)
	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$1,004.2	$1,144.2	$951.5	$1,071.7	$4,171.6
Cost of sales	689.2	728.5	629.7	687.9	2,735.3
Gross profit	315.0	415.7	321.8	383.8	1,436.3

Operating expenses
Distribution	13.9	14.1	14.4	14.8	57.2
Research and development	44.7	38.1	36.6	53.2	172.6
Selling	52.5	58.6	50.4	44.9	206.4
Administration	81.1	97.0	81.5	84.1	343.7
Restructuring	19.5	10.5	1.7	2.4	34.1
Total operating expenses	211.7	218.3	184.6	199.4	814.0

Operating income	103.3	197.4	137.2	184.4	622.3

Interest expense, net	26.2	26.3	25.9	30.8	109.2
Other expense, net	1.7	5.6	2.7	59.3	69.3
Loss on sale of investment	12.7	—	—	—	12.7
Loss on extinguishment of debt	—	—	—	9.6	9.6
Income before income taxes	62.7	165.5	108.6	84.7	421.5
Income tax expense	14.6	33.8	12.3	14.5	75.2
Net income	$48.1	$131.7	$96.3	$70.2	$346.3

Earnings per share (2)
Basic earnings per share	$0.36	$0.98	$0.72	$0.52	$2.58
Diluted earnings per share	$0.36	$0.98	$0.72	$0.51	$2.57

Weighted average shares outstanding
Basic	133.7	133.8	133.9	136.3	134.4
Diluted	134.3	134.3	134.4	136.8	135.0

Dividends declared per share	$0.105	$0.105	$0.105	$0.105	$0.420

(1) Amounts may not sum due to rounding.
(2) Quarterly and year-to-date computations of per share amounts are made independently. As a result, the sum of the quarters may not equal year-to-date.

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
CALENDAR YEAR 2013
(in millions, except per share amounts)
(unaudited)

	Three Months Ended (1)				Twelve Months Ended (1)
	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$919.8	$967.2	$933.4	$979.0	$3,799.4
Cost of sales	588.4	611.0	577.1	618.3	2,394.8
Gross profit	331.4	356.2	356.3	360.7	1,404.6

Operating expenses
Distribution	12.6	12.5	13.2	14.0	52.3
Research and development	28.5	30.9	32.3	37.5	129.2
Selling	49.1	56.5	50.2	47.3	203.1
Administration	62.6	64.3	78.8	154.4	360.1
Write-off of in-process research and development	—	9.0	—	6.0	15.0
Restructuring	—	2.9	2.1	14.9	19.9
Total operating expenses	152.8	176.1	176.6	274.1	779.6

Operating income	178.6	180.1	179.7	86.6	625.0

Interest expense, net	16.1	18.6	21.4	29.7	85.8
Other expense, net	0.8	0.1	1.0	4.1	6.0
Loss on sale of investment	1.6	—	—	—	1.6
Loss on extinguishment of debt	—	—	—	165.8	165.8
Income before income taxes	160.1	161.4	157.3	(113.0)	365.8
Income tax expense	48.2	43.0	45.9	(27.0)	110.1
Net income (loss)	$111.9	$118.5	$111.4	$(86.0)	$255.8

Earnings per share (2)
Basic earnings per share	$1.19	$1.26	$1.18	$(0.87)	$2.68
Diluted earnings per share	$1.18	$1.25	$1.18	$(0.87)	$2.67

Weighted average shares outstanding
Basic	94.0	94.0	94.2	98.7	95.3
Diluted	94.5	94.6	94.7	98.7	95.9

Dividends declared per share	$0.09	$0.09	$0.09	$0.09	$0.36

(1) Amounts may not sum due to rounding.
(2) Quarterly and year-to-date computations of per share amounts are made independently. As a result, the sum of the quarters may not equal year-to-date.

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
CALENDAR YEAR 2012
(in millions, except per share amounts)
(unaudited)

	Three Months Ended (1)				Twelve Months Ended (1)
	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Net sales	$778.0	$831.8	$769.8	$883.0	$3,262.6
Cost of sales	498.7	537.9	484.5	575.8	2,096.9
Gross profit	279.3	293.9	285.3	307.2	1,165.7

Operating expenses
Distribution	10.2	9.6	10.8	11.7	42.3
Research and development	28.0	27.0	27.4	28.3	110.7
Selling	35.4	38.7	37.4	43.1	154.6
Administration	52.5	55.9	53.1	60.2	221.7
Restructuring	7.1	1.7	—	—	8.8
Total operating expenses	133.2	132.9	128.7	143.3	538.1

Operating income	146.1	160.9	156.6	163.9	627.5

Interest expense, net	16.7	15.9	15.9	15.3	63.8
Other expense (income), net	(5.2)	0.7	(0.1)	0.1	(4.5)
Loss on sale of investment	—	—	—	3.0	3.0
Income before income taxes	134.6	144.3	140.8	145.5	565.2
Income tax expense	18.9	37.3	35.2	39.5	130.9
Income from continuing operations	115.7	107.0	105.6	106.0	434.3
Income from discontinued operations, net of tax	—	8.6	—	—	8.6
Net income	$115.7	$115.6	$105.6	$106.0	$442.9

Basic earnings per share (2)
Continuing operations	$1.24	$1.15	$1.13	$1.13	$4.64
Discontinued operations	—	0.09	—	—	0.09
Basic earnings per share	$1.24	$1.24	$1.13	$1.13	$4.73

Diluted earnings per share (2)
Continuing operations	$1.23	$1.14	$1.12	$1.12	$4.60
Discontinued operations	—	0.09	—	—	0.09
Diluted earnings per share	$1.23	$1.23	$1.12	$1.12	$4.69

Weighted average shares outstanding
Basic	93.3	93.4	93.6	93.9	93.6
Diluted	94.1	94.3	94.3	94.5	94.4

Dividends declared per share	$0.08	$0.08	$0.08	$0.09	$0.33

(1) Amounts may not sum due to rounding.
(2) Quarterly and year-to-date computations of per share amounts are made independently. As a result, the sum of the quarters may not equal year-to-date.

PERRIGO COMPANY PLC
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
CALENDAR YEAR 2014
(in millions, except per share amounts)
(unaudited)

	Three Months Ended				Twelve Months Ended
	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$1,004.2	$1,144.2	$951.5	$1,071.7	$4,171.6
Adjusted gross profit	$416.2	$508.8	$422.3	$484.6	$1,831.9
Adjusted operating income	$240.6	$324.6	$247.3	$316.7	$1,129.2
Adjusted net income	$176.2	$234.1	$187.5	$244.9	$842.7

Adjusted diluted earnings per share (2)	$1.31	$1.74	$1.40	$1.82	$6.27

Diluted weighted average shares outstanding	134.3	134.3	134.4	134.5	134.4

Selected ratios as a percentage of net sales (3)
Adjusted gross profit	41.4%	44.5%	44.4%	45.2%	43.9%
Adjusted operating income	24.0%	28.4%	26.0%	29.5%	27.1%

(1) See attached Table I for reconciliation to GAAP numbers.
(2) Quarterly and year-to-date computations of per share amounts are made independently. As a result, the sum of the quarters may not equal year-to-date.
(3) Ratios are calculated using exact numbers.

PERRIGO COMPANY PLC
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
CALENDAR YEAR 2013
(in millions, except per share amounts)
(unaudited)

	Three Months Ended				Twelve Months Ended
	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$919.8	$967.2	$933.4	$979.0	$3,799.4
Adjusted gross profit	$351.9	$380.1	$379.7	$398.2	$1,509.9
Adjusted operating income	$208.2	$225.2	$226.2	$237.8	$897.4
Adjusted net income	$134.1	$148.1	$143.9	$185.3	$611.4

Adjusted diluted earnings per share (2)	$1.42	$1.57	$1.52	$1.87	$6.38

Diluted weighted average shares outstanding	94.5	94.6	94.7	99.2	95.9

Selected ratios as a percentage of net sales (3)
Adjusted gross profit	38.3%	39.3%	40.7%	40.7%	39.7%
Adjusted operating income	22.6%	23.3%	24.2%	24.3%	23.6%

(1) See attached Table I for reconciliation to GAAP numbers.
(2) Quarterly and year-to-date computations of per share amounts are made independently. As a result, the sum of the quarters may not equal year-to-date.
(3) Ratios are calculated using exact numbers

PERRIGO COMPANY PLC
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
CALENDAR YEAR 2012
(in millions, except per share amounts)
(unaudited)

	Three Months Ended				Twelve Months Ended
	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Net sales	$778.0	$831.8	$769.8	$883.0	$3,262.6
Adjusted gross profit	$292.8	$307.3	$298.6	$330.5	$1,229.2
Adjusted operating income	$171.7	$181.8	$177.3	$194.7	$725.5
Adjusted income from continuing operations	$132.7	$120.9	$119.5	$128.1	$501.2

Adjusted diluted earnings per share from continuing operations (2)	$1.41	$1.28	$1.27	$1.36	$5.31

Diluted weighted average shares outstanding	94.1	94.3	94.3	94.5	94.4

Selected ratios as a percentage of net sales (3)
Adjusted gross profit	37.6%	36.9%	38.8%	37.4%	37.7%
Adjusted operating income	22.1%	21.9%	23.0%	22.0%	22.2%

(1) See attached Table I for reconciliation to GAAP numbers.
(2) Quarterly and year-to-date computations of per share amounts are made independently. As a result, the sum of the quarters may not equal year-to-date.
(3) Ratios are calculated using exact numbers

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$695.3	$772.4	$640.3	$678.5	$2,786.5
Gross profit	$210.9	$245.3	$193.0	$207.1	$856.3
Operating income	$92.5	$118.3	$74.8	$83.2	$368.8

Selected ratios as a percentage of net sales (1)
Gross profit	30.3%	31.8%	30.1%	30.5%	30.7%
Operating income	13.3%	15.3%	11.7%	12.3%	13.2%

	Three Months Ended				Twelve Months Ended
Rx Pharmaceuticals	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$223.4	$253.4	$194.5	$276.6	$947.9
Gross profit	$112.9	$135.6	$96.4	$149.5	$494.4
Operating income	$77.0	$89.3	$64.7	$109.7	$340.7

Selected ratios as a percentage of net sales (1)
Gross profit	50.5%	53.5%	49.6%	54.0%	52.2%
Operating income	34.5%	35.2%	33.3%	39.6%	35.9%

	Three Months Ended				Twelve Months Ended
Specialty Sciences	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$53.4	$85.9	$91.9	$86.6	$317.8
Gross profit	$(22.9)	$18.1	$19.4	$14.1	$28.7
Operating income	$(54.5)	$4.9	$14.9	$9.5	$(25.2)

Selected ratios as a percentage of net sales (1)
Gross profit	(42.9)%	21.1%	21.1%	16.3%	9.0%
Operating income	(102.1)%	5.8%	16.2%	11.0%	(7.9)%

	Three Months Ended				Twelve Months Ended
Other	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Net sales	$32.0	$32.5	$24.8	$30.0	$119.3
Gross profit	$14.0	$16.8	$13.0	$13.2	$57.0
Operating income	$6.8	$8.8	$7.1	$7.4	$30.1

Selected ratios as a percentage of net sales (1)
Gross profit	43.6%	51.7%	52.3%	43.9%	47.8%
Operating income	21.0%	27.0%	28.3%	24.7%	25.2%

(1) Ratios are calculated using exact numbers.

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$689.3	$731.7	$686.6	$695.0	$2,802.6
Gross profit	$213.9	$245.3	$214.0	$216.6	$889.8
Operating income	$104.5	$119.8	$98.8	$103.5	$426.6

Selected ratios as a percentage of net sales (1)
Gross profit	31.0%	33.5%	31.2%	31.2%	31.7%
Operating income	15.2%	16.4%	14.4%	14.9%	15.2%

	Three Months Ended				Twelve Months Ended
Rx Pharmaceuticals	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$189.4	$194.7	$203.6	$246.6	$834.3
Gross profit	$96.5	$92.3	$112.5	$128.8	$430.1
Operating income	$73.4	$57.2	$83.1	$100.4	$314.1

Selected ratios as a percentage of net sales (1)
Gross profit	51.0%	47.4%	55.2%	52.2%	51.6%
Operating income	38.8%	29.4%	40.8%	40.7%	37.6%

Three and Twelve Months Ended (2)
Specialty Sciences	December 28, 2013
Net sales	$7.4
Gross profit	$(1.3)
Operating income	$(19.0)

Selected ratios as a percentage of net sales (1)
Gross profit	(17.1)%
Operating income	(256.2)%

	Three Months Ended				Twelve Months Ended
Other	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Net sales	$41.1	$40.9	$43.2	$30.0	$155.2
Gross profit	$20.9	$18.7	$29.8	$16.5	$85.9
Operating income	$11.7	$10.0	$22.4	$8.2	$52.3

Selected ratios as a percentage of net sales (1)
Gross profit	50.9%	45.7%	69.1%	55.2%	55.3%
Operating income	28.5%	24.5%	52.0%	27.4%	33.7%

(1) Ratios are calculated using exact numbers.
(2) Only includes activity from December 18, 2013 to December 28, 2013.

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Net sales	$585.4	$636.4	$570.4	$679.6	$2,471.8
Gross profit	$177.3	$195.7	$177.2	$198.3	$748.5
Operating income	$82.0	$96.3	$83.5	$93.9	$355.7

Selected ratios as a percentage of net sales (1)
Gross profit	30.3%	30.8%	31.1%	29.2%	30.3%
Operating income	14.0%	15.1%	14.6%	13.8%	14.4%

	Three Months Ended				Twelve Months Ended
Rx Pharmaceutical	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Net sales	$155.6	$157.0	$162.9	$162.5	$638.0
Gross profit	$83.3	$72.5	$86.7	$86.0	$328.5
Operating income	$67.3	$51.8	$68.5	$64.0	$251.6

Selected ratios as a percentage of net sales (1)
Gross profit	53.6%	46.2%	53.2%	52.9%	51.5%
Operating income	43.2%	33.0%	42.0%	39.4%	39.4%

	Three Months Ended				Twelve Months Ended
Other	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Net sales	$37.0	$38.4	$36.4	$40.9	$152.6
Gross profit	$18.7	$25.7	$21.3	$22.9	$88.6
Operating income	$10.5	$17.5	$13.3	$13.8	$55.1

Selected ratios as a percentage of net sales (1)
Gross profit	50.5%	66.8%	58.7%	56.0%	58.1%
Operating income	28.3%	45.6%	36.6%	33.8%	36.1%

(1) Ratios are calculated using exact numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (3)
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Adjusted net sales	$695.3	$772.4	$640.3	$678.5	$2,786.5
Adjusted gross profit	$218.0	$252.6	$203.6	$217.2	$891.4
Adjusted operating income	$109.2	$135.5	$93.6	$111.6	$449.9

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	31.4%	32.7%	31.8%	32.0%	32.0%
Adjusted operating income	15.7%	17.5%	14.6%	16.4%	16.1%

	Three Months Ended				Twelve Months Ended
Rx Pharmaceuticals	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Adjusted net sales	$223.4	$253.4	$194.5	$276.6	$947.9
Adjusted gross profit	$130.2	$153.1	$113.3	$167.3	$563.9
Adjusted operating income	$100.3	$122.3	$81.8	$127.7	$432.1

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	58.3%	60.4%	58.3%	60.5%	59.5%
Adjusted operating income	44.9%	48.3%	42.1%	46.2%	45.6%

	Three Months Ended				Twelve Months Ended
Specialty Sciences	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Adjusted net sales	$53.4	$85.9	$91.9	$86.6	$317.8
Adjusted gross profit	$53.4	$85.9	$91.9	$86.6	$317.8
Adjusted operating income	$38.7	$78.5	$87.8	$82.8	$287.8

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	100.0%	100.0%	100.0%	100.0%	100.0%
Adjusted operating income	72.5%	91.4%	95.6%	95.6%	90.6%

	Three Months Ended				Twelve Months Ended
Other	March 29, 2014	June 28, 2014	September 27, 2014	December 27, 2014	December 27, 2014
Adjusted net sales	$32.0	$32.5	$24.8	$30.0	$119.3
Adjusted gross profit	$14.5	$17.3	$13.5	$13.7	$59.0
Adjusted operating income	$7.3	$9.5	$7.6	$7.9	$32.3

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	45.3%	53.4%	54.4%	45.5%	49.5%
Adjusted operating income	22.7%	29.3%	30.5%	26.3%	27.1%

(1) Ratios are calculated using exact numbers.
(3) See attached Table II for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (3)
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Adjusted net sales	$689.3	$731.7	$686.6	$695.0	$2,802.6
Adjusted gross profit	$220.8	$252.0	$220.9	$223.5	$917.2
Adjusted operating income	$117.2	$138.3	$112.7	$115.3	$483.5

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	32.0%	34.4%	32.2%	32.2%	32.7%
Adjusted operating income	17.0%	18.9%	16.4%	16.6%	17.3%

	Three Months Ended				Twelve Months Ended
Rx Pharmaceuticals	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Adjusted net sales	$189.4	$194.7	$203.6	$246.6	$834.3
Adjusted gross profit	$109.7	$109.0	$128.5	$150.2	$497.4
Adjusted operating income	$86.7	$83.0	$103.1	$123.1	$395.9

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	57.9%	56.0%	63.1%	60.9%	59.6%
Adjusted operating income	45.7%	42.7%	50.6%	49.9%	47.5%

Three and Twelve Months Ended (2)
Specialty Sciences	December 28, 2013
Adjusted net sales	$7.4
Adjusted gross profit	$7.4
Adjusted operating income	$4.3

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	100.0%
Adjusted operating income	57.6%

	Three Months Ended				Twelve Months Ended
Other	March 30, 2013	June 29, 2013	September 28, 2013	December 28, 2013	December 28, 2013
Adjusted net sales	$41.1	$40.9	$43.2	$30.0	$155.2
Adjusted gross profit	$21.4	$19.2	$30.3	$17.1	$88.0
Adjusted operating income	$12.2	$10.5	$22.9	$8.7	$54.3

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	52.1%	46.9%	70.3%	56.9%	56.7%
Adjusted operating income	29.7%	25.7%	53.1%	29.1%	35.0%

(1) Ratios are calculated using exact numbers.
(2) Only includes activity from December 18, 2013 to December 28, 2013.
(3) See attached Table II for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (3)
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Adjusted net sales	$585.4	$636.4	$570.4	$679.6	$2,471.8
Adjusted gross profit	$181.7	$200.2	$181.7	$212.6	$776.2
Adjusted operating income	$98.7	$107.4	$93.5	$114.2	$413.8

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	31.0%	31.5%	31.9%	31.3%	31.4%
Adjusted operating income	16.9%	16.9%	16.4%	16.8%	16.7%

	Three Months Ended				Twelve Months Ended
Rx Pharmaceuticals	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Adjusted net sales	$155.6	$157.0	$162.9	$162.5	$638.0
Adjusted gross profit	$91.9	$81.0	$95.1	$94.5	$362.5
Adjusted operating income	$75.8	$61.1	$76.9	$74.0	$287.8

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	59.1%	51.6%	58.4%	58.1%	56.8%
Adjusted operating income	48.7%	38.9%	47.2%	45.6%	45.1%

	Three Months Ended				Twelve Months Ended
Other	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	December 29, 2012
Adjusted net sales	$37.0	$38.4	$36.4	$40.9	$152.7
Adjusted gross profit	$19.2	$26.2	$21.8	$23.4	$90.6
Adjusted operating income	$11.0	$18.0	$13.8	$14.3	$57.0

Selected ratios as a percentage of net sales (1)
Adjusted gross profit	51.9%	68.1%	59.9%	57.2%	59.3%
Adjusted operating income	29.6%	46.8%	37.8%	35.0%	37.4%

(1) Ratios are calculated using exact numbers.
(3) See attached Table II for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)

	Three Months Ended
	March 29, 2014	March 30, 2013	March 31, 2012
Cash Flows From (For) Operating Activities
Net income (loss)	$48.1	$111.9	$115.7
Adjustments to derive cash flows
Non-cash restructuring charges	3.3	—	7.1
Depreciation and amortization	127.2	42.9	34.6
Share-based compensation	4.9	4.6	4.9
Loss on sale of investment	12.7	1.7	—
Excess tax benefit of stock transactions	0.5	0.2	(1.0)
Deferred income taxes (credit)	(21.7)	(4.1)	8.4
Other non-cash adjustments	(1.3)	(1.4)	(1.4)
Subtotal	173.7	155.8	168.3
Increase (decrease) in cash due to:
Accounts receivable	(24.9)	(22.1)	(18.1)
Inventories	9.2	(36.3)	6.6
Accounts payable	18.4	0.7	(29.6)
Payroll and related taxes	(54.0)	(1.4)	2.3
Accrued customer programs	9.8	3.4	(12.3)
Accrued liabilities	6.8	17.2	1.3
Accrued income taxes	29.1	18.4	(27.3)
Other	12.4	14.8	0.3
Subtotal	6.8	(5.3)	(76.8)
Net cash from (for) operating activities	180.5	150.5	91.5
Cash Flows From (For) Investing Activities
Acquisitions of businesses, net of cash acquired	(70.4)	(280.9)	(35.2)
Additions to property and equipment	(42.2)	(24.2)	(30.1)
Proceeds from sale of securities	81.4	8.6	—
Other investing	(15.0)	—	—
Net cash from (for) investing activities	(46.2)	(296.5)	(65.3)
Cash Flows From (For) Financing Activities
Issuance of long-term debt	—	0.2	2.1
Payments on long-term debt	(35.0)	—	—
Issuance of ordinary shares	2.2	1.1	2.3
Excess tax benefit of stock transactions	(0.5)	(0.3)	1.0
Repurchase of ordinary shares	(0.2)	(0.1)	—
Cash dividends	(14.0)	(8.5)	(7.5)
Other financing	—	1.8	—
Net cash from (for) financing activities	(47.5)	(5.8)	(2.1)
Effect of exchange rate changes on cash	1.5	(6.9)	(1.2)
Net increase (decrease) in cash and cash equivalents	88.3	(158.7)	22.9
Cash and cash equivalents, beginning of period	521.1	459.5	531.4
Cash and cash equivalents, end of period	$609.4	$300.8	$554.3

Supplemental Disclosures of Cash Flow Information
Cash paid/received during the period for:
Interest paid	$5.6	$2.0	$6.4
Interest received	$0.5	$(0.2)	$0.9
Income taxes paid	$9.4	$25.6	$37.2
Income taxes refunded	$—	$0.1	$—

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)

	Six Months Ended
	June 28, 2014	June 29, 2013	June 30, 2012
Cash Flows From (For) Operating Activities
Net income (loss)	$179.8	$230.4	$231.3
Adjustments to derive cash flows
(Gain) loss on sale of business	—	—	(8.6)
Non-cash restructuring charges	32.7	2.9	8.7
Depreciation and amortization	248.5	90.2	68.2
Share-based compensation	11.0	9.0	10.0
Write-off of IPR&D	—	9.0	—
Loss on sale of investment	12.7	1.7	—
Excess tax benefit of stock transactions	1.2	(0.1)	(1.7)
Deferred income taxes (credit)	(48.4)	4.7	23.8
Other non-cash adjustments	(2.8)	(2.5)	(2.7)
Subtotal	434.7	345.3	329.0
Increase (decrease) in cash due to:
Accounts receivable	(161.6)	(53.2)	(38.7)
Inventories	72.5	(49.6)	39.5
Accounts payable	45.9	24.6	(9.2)
Payroll and related taxes	(69.2)	8.1	17.0
Accrued customer programs	40.3	6.0	(0.2)
Accrued liabilities	21.0	15.5	(12.1)
Accrued income taxes	39.7	16.1	(32.7)
Other	49.9	11.4	0.7
Subtotal	38.5	(21.1)	(35.7)
Net cash from (for) operating activities	473.2	324.2	293.3
Cash Flows From (For) Investing Activities
Acquisitions of businesses, net of cash acquired	(77.9)	(525.4)	(35.3)
Additions to property and equipment	(93.8)	(64.8)	(64.5)
Proceeds from sale of securities	81.4	8.6	—
Other investing	(15.0)	—	8.6
Net cash from (for) investing activities	(105.3)	(581.6)	(91.2)
Cash Flows From (For) Financing Activities
Issuance of long-term debt	—	596.7	1.7
Payments on long-term debt	(70.0)	—	(125.0)
Deferred financing fees	—	(5.4)	—
Issuance of ordinary shares	3.1	3.1	3.9
Excess tax benefit of stock transactions	(1.2)	—	1.7
Repurchase of ordinary shares	(0.2)	(0.2)	(0.3)
Cash dividends	(28.1)	(17.0)	(15.0)
Other financing	2.0	2.3	0.1
Net cash from (for) financing activities	(94.4)	579.5	(132.9)
Effect of exchange rate changes on cash	4.9	(1.7)	1.9
Net increase (decrease) in cash and cash equivalents	278.4	320.4	71.1
Cash and cash equivalents, beginning of period	521.1	459.5	531.4
Cash and cash equivalents, end of period	$799.5	$779.9	$602.5

Supplemental Disclosures of Cash Flow Information
Cash paid/received during the period for:
Interest paid	$49.3	$29.3	$30.8
Interest received	$0.8	$1.2	$2.7
Income taxes paid	$19.3	$65.3	$66.4
Income taxes refunded	$0.7	$0.1	$0.1

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)

	Nine Months Ended
	September 27, 2014	September 28, 2013	September 29, 2012
Cash Flows From (For) Operating Activities
Net income (loss)	$276.1	$341.8	$336.9
Adjustments to derive cash flows
(Gain) loss on sale of business	—	—	(8.6)
Non-cash restructuring charges	34.4	4.8	8.7
Depreciation and amortization	375.1	137.9	101.6
Share-based compensation	19.8	14.9	14.8
Write-off of IPR&D	—	9.0	—
Loss on sale of investment	12.7	1.7	—
Excess tax benefit of stock transactions	(3.1)	(7.3)	(15.0)
Deferred income taxes (credit)	(68.5)	(9.9)	20.3
Other non-cash adjustments	1.8	(0.7)	(0.7)
Subtotal	648.3	492.2	458.0
Increase (decrease) in cash due to:
Accounts receivable	(104.3)	(98.9)	(45.4)
Inventories	42.8	(61.6)	(8.6)
Accounts payable	13.4	(43.0)	(21.8)
Payroll and related taxes	(104.1)	(0.5)	(15.3)
Accrued customer programs	58.4	33.5	6.2
Accrued liabilities	21.6	36.7	(9.4)
Accrued income taxes	54.3	50.7	(17.0)
Other	37.9	13.8	(8.5)
Subtotal	20.0	(69.3)	(119.8)
Net cash from (for) operating activities	668.3	422.9	338.2
Cash Flows From (For) Investing Activities
Acquisitions of businesses, net of cash acquired	(77.9)	(525.4)	(35.3)
Additions to property and equipment	(125.5)	(105.2)	(79.3)
Proceeds from sale of securities	81.4	8.6	—
Other investing	(14.0)	4.6	8.6
Net cash from (for) investing activities	(136.0)	(617.4)	(106.0)
Cash Flows From (For) Financing Activities
Issuance of long-term debt	(39.5)	596.7	2.3
Payments on long-term debt	(70.0)	—	(125.0)
Deferred financing fees	—	(30.2)	—
Issuance of ordinary shares	5.7	6.6	8.0
Excess tax benefit of stock transactions	3.1	7.2	15.0
Repurchase of ordinary shares	(7.7)	(7.5)	(12.5)
Cash dividends	(42.2)	(25.5)	(22.5)
Other financing	(5.1)	3.4	1.6
Net cash from (for) financing activities	(155.7)	550.7	(133.1)
Effect of exchange rate changes on cash	(6.2)	0.9	1.5
Net increase (decrease) in cash and cash equivalents	370.4	357.1	100.6
Cash and cash equivalents, beginning of period	521.1	459.5	531.4
Cash and cash equivalents, end of period	$891.5	$816.6	$632.0

Supplemental Disclosures of Cash Flow Information
Cash paid/received during the period for:
Interest paid	$54.5	$31.0	$32.9
Interest received	$1.0	$1.4	$4.0
Income taxes paid	$30.2	$87.4	$86.9
Income taxes refunded	$1.2	$0.9	$0.6

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)

	Twelve Months Ended
	December 27, 2014	December 28, 2013	December 29, 2012
Cash Flows From (For) Operating Activities
Net income (loss)	$346.3	$255.8	$442.9
Adjustments to derive cash flows
(Gain) loss on sale of business	—	—	(8.6)
Non-cash restructuring charges	36.9	17.2	8.7
Depreciation and amortization	502.2	200.6	138.1
Loss on acquisition-related foreign currency derivatives	26.4	—	—
Share-based compensation	27.2	22.6	19.4
Loss on extinguishment of debt	9.6	165.8	—
Write-off of IPR&D	—	15.0	—
Loss on sale of investment	12.7	1.7	3.0
Excess tax benefit of stock transactions	(2.6)	(7.0)	(17.3)
Deferred income taxes (credit)	(86.6)	(0.7)	24.8
Other non-cash adjustments	5.8	(2.2)	(1.6)
Subtotal	877.9	668.8	609.4
Increase (decrease) in cash due to:
Accounts receivable	(166.1)	(118.3)	(22.5)
Inventories	54.8	(39.1)	(5.5)
Accounts payable	(0.9)	(46.2)	(27.3)
Payroll and related taxes	(95.5)	21.8	(3.0)
Accrued customer programs	92.1	78.8	6.4
Accrued liabilities	73.0	17.5	(19.2)
Accrued income taxes	72.1	(34.3)	(19.9)
Other	33.5	(4.5)	4.4
Subtotal	63.0	(124.3)	(86.6)
Net cash from (for) operating activities	940.9	544.5	522.8
Cash Flows From (For) Investing Activities
Acquisitions of businesses, net of cash acquired	(160.9)	(2,053.3)	(362.2)
Settlement of acquisition-related foreign currency derivatives	(26.4)	—	—
Additions to property and equipment	(141.8)	(142.6)	(103.8)
Proceeds from sale of securities	81.4	8.6	—
Other investing	(14.2)	6.2	8.6
Net cash from (for) investing activities	(261.9)	(2,181.1)	(457.4)
Cash Flows From (For) Financing Activities
Issuance of long-term debt	2,504.5	3,890.3	42.3
Payments on long-term debt	(1,004.5)	(1,965.0)	(165.0)
Deferred financing fees	(24.8)	(54.2)	(0.6)
Premium on early debt retirement	—	(133.5)	—
Issuance of ordinary shares	1,042.5	9.8	11.5
Equity issuance costs	(35.7)	—	—
Excess tax benefit of stock transactions	2.6	6.9	17.4
Repurchase of ordinary shares	(7.9)	(7.5)	(12.5)
Cash dividends	(57.1)	(35.0)	(31.0)
Purchase of noncontrolling interest	—	(7.2)	—
Other financing	(5.0)	(2.7)	2.8
Net cash from (for) financing activities	2,414.6	1,701.9	(135.1)
Effect of exchange rate changes on cash	(18.6)	(3.7)	(2.2)
Net increase (decrease) in cash and cash equivalents	3,075.0	61.6	(71.9)
Cash and cash equivalents, beginning of period	521.1	459.5	531.4
Cash and cash equivalents, end of period	$3,596.1	$521.1	$459.5

Supplemental Disclosures of Cash Flow Information
Cash paid/received during the period for:
Interest paid	$106.2	$78.4	$60.0
Interest received	$1.2	$2.8	$5.4
Income taxes paid	$40.1	$139.2	$134.3
Income taxes refunded	$8.2	$3.7	$1.3

Table I
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	March 29, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$1,004.2	$—		$1,004.2
Cost of sales	689.2	101.2	(a)	588.0
Gross profit	315.0	101.2		416.2

Operating expenses
Distribution	13.9	—		13.9
Research and development	44.7	—		44.7
Selling	52.5	5.5	(a)	47.0
Administration	81.1	11.1	(a,b,c,d)	70.0
Restructuring	19.5	19.5	(e)	—
Total operating expenses	211.7	36.1		175.6

Operating income	103.3	137.3		240.6

Interest expense, net	26.2	—		26.2
Other expense, net	1.7	1.8	(f)	(0.1)
Loss on sale of investment	12.7	12.7		—
Income before income taxes	62.7	151.8		214.5
Income tax expense	14.6	23.8	(g)	38.3
Net income	$48.1	$128.0		$176.2

Diluted earnings per share	$0.36			$1.31

Diluted weighted average shares outstanding	134.3			134.3

Selected ratios as a percentage of net sales (2)
Gross profit	31.4%			41.4%
Operating expenses	21.1%			17.5%
Operating income	10.3%			24.0%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Elan transaction costs of $3.2 million
(c) Write-up of contingent consideration of $5.8 million
(d) Litigation settlement of $2.0 million
(e) Restructuring charges related primarily to Elan
(f) Losses on Elan equity method investments
(g) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	June 28, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$1,144.2	$—		$1,144.2
Cost of sales	728.5	93.0	(a)	635.4
Gross profit	415.7	93.0		508.8

Operating expenses
Distribution	14.1	—		14.1
Research and development	38.1	—		38.1
Selling	58.6	5.8	(a)	52.8
Administration	97.0	17.8	(a,b)	79.2
Restructuring	10.5	10.5	(c)	—
Total operating expenses	218.3	34.1		184.2

Operating income	197.4	127.1		324.6

Interest expense, net	26.3	—		26.3
Other expense, net	5.6	3.5	(d)	2.1
Income before income taxes	165.5	130.6		296.2
Income tax expense	33.8	28.3	(e)	62.1
Net income	$131.7	$102.3		$234.1

Diluted earnings per share	$0.98			$1.74

Diluted weighted average shares outstanding	134.3			134.3

Selected ratios as a percentage of net sales (2)
Gross profit	36.3%			44.5%
Operating expenses	19.1%			16.1%
Operating income	17.3%			28.4%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Loss contingency accrual of $15.0 million
(c) Restructuring charges related primarily to Elan
(d) Losses on Elan equity method investments
(e) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	September 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$951.5	$—		$951.5
Cost of sales	629.7	100.5	(a)	529.2
Gross profit	321.8	100.5		422.3

Operating expenses
Distribution	14.4	—		14.4
Research and development	36.6	—		36.6
Selling	50.4	5.6	(a)	44.8
Administration	81.5	2.3	(a,b)	79.2
Restructuring	1.7	1.7	(c)	—
Total operating expenses	184.6	9.6		175.0

Operating income	137.2	110.1		247.3

Interest expense, net	25.9	—		25.9
Other expense, net	2.7	1.9	(d)	0.8
Income before income taxes	108.6	112.0		220.6
Income tax expense	12.3	20.8	(e)	33.1
Net income	$96.3	$91.2		$187.5

Diluted earnings per share	$0.72			$1.40

Diluted weighted average shares outstanding	134.4			134.4

Selected ratios as a percentage of net sales (2)
Gross profit	33.8%			44.4%
Operating expenses	19.4%			18.4%
Operating income	14.4%			26.0%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Acquisition and integration-related charges of $1.0 million
(c) Restructuring and other integration-related charges
(d) Equity method investment losses totaling $3.1 million and a $1.2 million investment distribution
(e) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$1,071.7	$—		$1,071.7
Cost of sales	687.9	100.8	(a)	587.1
Gross profit	383.8	100.8		484.6

Operating expenses
Distribution	14.8	—		14.8
Research and development	53.2	10.0	(c)	43.2
Selling	44.9	5.5	(a)	39.4
Administration	84.1	13.6	(a,b,d)	70.5
Restructuring	2.4	2.4	(b)	—
Total operating expenses	199.4	31.5		167.9

Operating income	184.4	132.3		316.7

Interest expense, net	30.8	5.0	(e)	25.8
Other expense, net	59.3	56.4	(f,g,h)	2.9
Loss on extinguishment of debt	9.6	9.6	(i)	—
Income before income taxes	84.7	203.3		288.0
Income tax expense	14.5	28.6	(j)	43.1
Net income	$70.2	$174.7		$244.9

Diluted earnings per share	$0.51			$1.82

Diluted weighted average shares outstanding	136.8	(2.3)	(k)	134.5

Selected ratios as a percentage of net sales (2)
Gross profit	35.8%			45.2%
Operating expenses	18.6%			15.7%
Operating income	17.2%			29.5%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring and other integration-related charges
(c) R&D payment of $10.0 million made in connection with collaborative arrangement
(d) Omega transaction expenses totaling $11.6 million
(e) Omega financing fees
(f) Loss on derivatives associated with the pending Omega acquisition totaling $64.7 million
(g) Elan equity method investment losses totaling $3.0 million
(h) Income of $12.5 million from transfer of a rights agreement
(i) Bridge fees and extinguishment of debt in connection with Omega financing
(j) Tax effect of non-GAAP adjustments
(k) Weighted average effect of 6.8 million shares issued on November 26, 2014 to finance the pending Omega acquisition

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions, except per share amounts)
(unaudited)

	Twelve Months Ended
Consolidated	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$4,171.6	$—		$4,171.6
Cost of sales	2,735.3	395.5	(a)	2,339.7
Gross profit	1,436.3	395.5		1,831.9

Operating expenses
Distribution	57.2	—		57.2
Research and development	172.6	10.0	(b)	162.6
Selling	206.4	22.4	(a)	184.0
Administration	343.7	44.8	(a,c,d,e,f)	298.9
Restructuring	34.1	34.1	(g)	—
Total operating expenses	814.0	111.3		702.7

Operating income	622.3	506.8		1,129.2

Interest expense, net	109.2	5.0	(h)	104.2
Other expense, net	69.3	63.6	(i,j,k)	5.7
Loss on sale of investment	12.7	12.7		—
Loss on extinguishment of debt	9.6	9.6	(l)	—
Income before income taxes	421.5	597.7		1,019.3
Income tax expense	75.2	101.5	(m)	176.6
Net income	$346.3	$496.2		$842.7

Diluted earnings per share	$2.57			$6.27

Diluted weighted average shares outstanding	135.0	(0.6)	(n)	134.4

Selected ratios as a percentage of net sales (2)
Gross profit	34.4%			43.9%
Operating expenses	19.5%			16.8%
Operating income	14.9%			27.1%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) R&D payment of $10.0 million made in connection with collaborative arrangement
(c) Acquisition and integration-related charges totaling $15.8 million related primarily to Omega and Elan
(d) Write-up of contingent consideration of $5.8 million
(e) Litigation settlement of $2.0 million
(f) Loss contingency accrual of $15.0 million
(g) Restructuring and other integration-related charges due primarily to Elan
(h) Omega financing fees
(i) Elan equity method investment losses totaling $11.4 million
(j) Loss on derivatives associated with the pending Omega acquisition totaling $64.7 million
(k) Income of $12.5 million from transfer of a rights agreement
(l) Bridge fees and extinguishment of debt in connection with Omega financing
(m) Tax effect of non-GAAP adjustments
(n) Weighted average effect of 6.8 million shares issued on November 26, 2014 to finance the pending Omega acquisition

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	March 30, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$919.8	$—		$919.8
Cost of sales	588.4	20.5	(a,b)	567.9
Gross profit	331.4	20.5		351.9

Operating expenses
Distribution	12.6	—		12.6
Research and development	28.5	—		28.5
Selling	49.1	5.3	(a)	43.8
Administration	62.6	3.8	(a,c)	58.8
Restructuring	—	—		—
Total operating expenses	152.8	9.1		143.7

Operating income	178.6	29.6		208.2

Interest expense, net	16.1	—		16.1
Other expense, net	0.8	—		0.8
Loss on sale of investment	1.6	1.6		—
Income before income taxes	160.1	31.2		191.3
Income tax expense	48.2	9.0	(d)	57.2
Net income	$111.9	$22.2		$134.1

Diluted earnings per share	$1.18			$1.42

Diluted weighted average shares outstanding	94.5			94.5

Selected ratios as a percentage of net sales (2)
Gross profit	36.0%			38.3%
Operating expenses	16.6%			15.6%
Operating income	19.4%			22.6%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Inventory step-up of $1.9 million
(c) Acquisition costs of $3.1 million
(d) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	June 29, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$967.2	$—		$967.2
Cost of sales	611.0	23.9	(a,b)	587.1
Gross profit	356.2	23.9		380.1

Operating expenses
Distribution	12.5	—		12.5
Research and development	30.9	—		30.9
Selling	56.5	5.6	(a)	51.0
Administration	64.3	3.7	(a,c)	60.6
Write-off of in-process research and development	9.0	9.0	(d)	—
Restructuring	2.9	2.9	(e)	—
Total operating expenses	176.1	21.2		154.9

Operating income	180.1	45.1		225.2

Interest expense, net	18.6	—		18.6
Other expense, net	0.1	—		0.1
Income before income taxes	161.4	45.1		206.6
Income tax expense	43.0	15.5	(f)	58.5
Net income	$118.5	$29.6		$148.1

Diluted earnings per share	$1.25			$1.57

Diluted weighted average shares outstanding	94.6			94.6

Selected ratios as a percentage of net sales (2)
Gross profit	36.8%			39.3%
Operating expenses	18.2%			16.0%
Operating income	18.6%			23.3%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Inventory step-up of $1.2 million
(c) Acquisition and other integration-related charges of $3.0 million
(d) Write-off of IPR&D related to the Paddock acquisition
(e) Restructuring charges
(f) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	September 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$933.4	$—		$933.4
Cost of sales	577.1	23.5	(a)	553.7
Gross profit	356.3	23.5		379.7

Operating expenses
Distribution	13.2	—		13.2
Research and development	32.3	—		32.3
Selling	50.2	5.5	(a)	44.7
Administration	78.8	15.4	(a,b,c)	63.3
Restructuring	2.1	2.1	(d)	—
Total operating expenses	176.6	23.1		153.5

Operating income	179.7	46.5		226.2

Interest expense, net	21.4	2.8	(e)	18.7
Other expense, net	1.0	—		1.0
Income before income taxes	157.3	49.3		206.5
Income tax expense	45.9	16.8	(f)	62.7
Net income	$111.4	$32.5		$143.9

Diluted earnings per share	$1.18			$1.52

Diluted weighted average shares outstanding	94.7			94.7

Selected ratios as a percentage of net sales (2)
Gross profit	38.2%			40.7%
Operating expenses	18.9%			16.4%
Operating income	19.3%			24.2%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Elan transaction costs of $12.0 million
(c) Litigation settlement of $2.5 million
(d) Restructuring charges
(e) Elan transaction costs
(f) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$979.0	$—		$979.0
Cost of sales	618.3	37.5	(a)	580.8
Gross profit	360.7	37.5		398.2

Operating expenses
Distribution	14.0	—		14.0
Research and development	37.5	—		37.5
Selling	47.3	5.5	(a)	41.8
Administration	154.4	87.3	(a,b,c,d)	67.1
Write-off of in-process research and development	6.0	6.0	(e)	—
Restructuring	14.9	14.9	(f)	—
Total operating expenses	274.1	113.8		160.4

Operating income	86.6	151.3		237.8

Interest expense, net	29.7	9.0	(g)	20.7
Other expense, net	4.1	1.8	(g,h)	2.3
Loss on extinguishment of debt	165.8	165.8		—
Income before income taxes	(113.0)	327.8		214.8
Income tax expense	(27.0)	56.5	(i)	29.5
Net income	$(86.0)	$271.3		$185.3

Diluted earnings per share	$(0.87)			$1.87

Diluted weighted average shares outstanding	98.7			99.2

Selected ratios as a percentage of net sales (2)
Gross profit	36.8%			40.7%
Operating expenses	28.0%			16.4%
Operating income	8.8%			24.3%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Elan transaction costs of $93.7 million
(c) Escrow settlement of $2.5 million related to the Sergeant's acquisition
(d) Write-off of contingent consideration of $4.9 million related to the Fera acquisition
(e) Write-offs of IPR&D related to the Paddock and Rosemont acquisitions
(f) Restructuring charges related primarily to Elan
(g) Elan transaction costs
(h) Losses on Elan equity method investments of $1.3 million
(i) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions, except per share amounts)
(unaudited)

	Twelve Months Ended
Consolidated	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$3,799.4	$—		$3,799.4
Cost of sales	2,394.8	105.4	(a,b)	2,289.5
Gross profit	1,404.6	105.4		1,509.9

Operating expenses
Distribution	52.3	—		52.3
Research and development	129.2	—		129.2
Selling	203.1	21.9	(a)	181.3
Administration	360.1	110.2	(a,c,d,e,f)	249.8
Write-off of in-process research and development	15.0	15.0	(g)	—
Restructuring	19.9	19.9	(h)	—
Total operating expenses	779.6	167.2		612.5

Operating income	625.0	272.5		897.4

Interest expense, net	85.8	11.8	(i)	74.1
Other expense, net	6.0	1.8	(i,j)	4.2
Loss on sale of investment	1.6	1.6		—
Loss on extinguishment of debt	165.8	165.8		—
Income before income taxes	365.8	453.4		819.2
Income tax expense	110.1	97.8	(k)	207.9
Net income	$255.8	$355.6		$611.4

Diluted earnings per share	$2.67			$6.38

Diluted weighted average shares outstanding	95.9			95.9

Selected ratios as a percentage of net sales (2)
Gross profit	37.0%			39.7%
Operating expenses	20.5%			16.1%
Operating income	16.4%			23.6%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Inventory step-up of $3.1 million
(c) Acquisition and other integration-related charges totaling $111.8 million, due primarily to Elan
(d) Litigation settlement of $2.5 million
(e) Escrow settlement of $2.5 million related to the Sergeant's acquisition
(f) Write-off of contingent consideration of $4.9 million related to the Fera acquisition
(g) Write-off of IPR&D related to the Paddock and Rosemont acquisitions
(h) Restructuring charges related primarily to Elan
(i) Elan transaction costs
(j) Losses on Elan equity method investments of $1.3 million
(k) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	March 31, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$778.0	$—		$778.0
Cost of sales	498.7	13.5	(a)	485.2
Gross profit	279.3	13.5		292.8

Operating expenses
Distribution	10.2	—		10.2
Research and development	28.0	—		28.0
Selling	35.4	4.6	(a)	30.8
Administration	52.5	0.4	(a)	52.1
Restructuring	7.1	7.1	(b)	—
Total operating expenses	133.2	12.1		121.1

Operating income	146.1	25.6		171.7

Interest expense, net	16.7	—		16.7
Other expense, net	(5.2)	—		(5.2)
Income before income taxes	134.6	25.6		160.2
Income tax expense	18.9	8.6	(c)	27.5
Net income	$115.7	$17.0		$132.7

Diluted earnings per share	$1.23			$1.41

Diluted weighted average shares outstanding	94.1			94.1

Selected ratios as a percentage of net sales (2)
Gross profit	35.9%			37.6%
Operating expenses	17.1%			15.6%
Operating income	18.8%			22.1%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring charges
(c) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	June 30, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$831.8	$—		$831.8
Cost of sales	537.9	13.4	(a)	524.5
Gross profit	293.9	13.4		307.3

Operating expenses
Distribution	9.6	—		9.6
Research and development	27.0	0.8	(b)	26.3
Selling	38.7	4.6	(a)	34.1
Administration	55.9	0.4	(a)	55.5
Restructuring	1.7	1.7	(c)	—
Total operating expenses	132.9	7.5		125.5

Operating income	160.9	20.9		181.8

Interest expense, net	15.9	—		15.9
Other expense, net	0.7	—		0.7
Income from continuing operations before income taxes	144.3	20.9		165.2
Income tax expense	37.3	7.0	(d)	44.3
Income from continuing operations	$107.0	$13.9		$120.9

Diluted earnings per share from continuing operations	$1.14			$1.28

Diluted weighted average shares outstanding	94.3			94.3

Selected ratios as a percentage of net sales (2)
Gross profit	35.3%			36.9%
Operating expenses	16.0%			15.1%
Operating income	19.3%			21.9%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Net charge related to acquired R&D and proceeds from sale of IPR&D projects
(c) Restructuring charges
(d) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	September 29, 2012
	GAAP(1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$769.8	$—		$769.8
Cost of sales	484.5	13.3	(a)	471.2
Gross profit	285.3	13.3		298.6

Operating expenses
Distribution	10.8	—		10.8
Research and development	27.4	—		27.4
Selling	37.4	5.1	(a)	32.3
Administration	53.1	2.3	(a,b)	50.8
Total operating expenses	128.7	7.4		121.3

Operating income	156.6	20.7		177.3

Interest expense, net	15.9	—		15.9
Other expense, net	(0.1)	—		(0.1)
Income before income taxes	140.8	20.7		161.5
Income tax expense	35.2	6.8	(c)	42.0
Net income	$105.6	$13.9		$119.5

Diluted earnings per share	$1.12			$1.27

Diluted weighted average shares outstanding	94.3			94.3

Selected ratios as a percentage of net sales (2)
Gross profit	37.1%			38.8%
Operating expenses	16.7%			15.8%
Operating income	20.3%			23.0%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Acquisition costs of $1.9 million
(c) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$883.0	$—		$883.0
Cost of sales	575.8	23.3	(a,b)	552.5
Gross profit	307.2	23.3		330.5

Operating expenses
Distribution	11.7	—		11.7
Research and development	28.3	—		28.3
Selling	43.1	5.3	(a)	37.8
Administration	60.2	2.2	(a,c,d)	58.0
Total operating expenses	143.3	7.5		135.8

Operating income	163.9	30.8		194.7

Interest expense, net	15.3	—		15.3
Other expense, net	0.1	—		0.1
Loss on sale of investment	3.0	3.0		—
Income before income taxes	145.5	33.8		179.3
Income tax expense	39.5	11.7	(e)	51.2
Net income	$106.0	$22.1		$128.1

Diluted earnings per share	$1.12			$1.36

Diluted weighted average shares outstanding	94.5			94.5

Selected ratios as a percentage of net sales (2)
Gross profit	34.8%			37.4%
Operating expenses	16.2%			15.4%
Operating income	18.6%			22.0%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Inventory step-up of $7.7 million
(c) Severance costs of $1.5 million
(d) Acquisition costs of $0.4 million
(e) Tax effect of non-GAAP adjustments

Table I continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions, except per share amounts)
(unaudited)

	Twelve Months Ended
Consolidated	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$3,262.6	$—		$3,262.6
Cost of sales	2,096.9	63.5	(a,b)	2,033.4
Gross profit	1,165.7	63.5		1,229.2

Operating expenses
Distribution	42.3	—		42.3
Research and development	110.7	0.8	(c)	110.0
Selling	154.6	19.6	(a)	135.0
Administration	221.7	5.3	(a,d,e)	216.4
Restructuring	8.8	8.8	(f)	—
Total operating expenses	538.1	34.5		503.7

Operating income	627.5	98.0		725.5

Interest expense, net	63.8	—		63.8
Other expense, net	(4.5)	—		(4.5)
Loss on sale of investment	3.0	3.0		—
Income from continuing operations before income taxes	565.2	101.0		666.2
Income tax expense	130.9	34.1	(g)	165.0
Income from continuing operations	$434.3	$66.9		$501.2

Diluted earnings per share from continuing operations	$4.60			$5.31

Diluted weighted average shares outstanding	94.4			94.4

Selected ratios as a percentage of net sales (2)
Gross profit	35.7%			37.7%
Operating expenses	16.5%			15.4%
Operating income	19.2%			22.2%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Inventory step-up of $7.7 million
(c) Net charge related to acquired R&D and proceeds from sale of IPR&D projects
(d) Acquisition costs of $2.3 million
(e) Severance costs of $1.5 million
(f) Restructuring charges
(g) Tax effect of non-GAAP adjustments

Table II
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	March 29, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$695.3	$—		$695.3
Cost of sales	484.4	7.1	(a)	477.3
Gross profit	210.9	7.1		218.0
Operating expenses	118.4	9.6	(a,b,c)	108.8
Operating income	$92.5	$16.7		$109.2

Selected ratios as a percentage of net sales (2)
Gross profit	30.3%			31.4%
Operating expenses	17.0%			15.6%
Operating income	13.3%			15.7%

	Three Months Ended
Consumer Healthcare	June 28, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$772.4	$—		$772.4
Cost of sales	527.1	7.3	(a)	519.8
Gross profit	245.3	7.3		252.6
Operating expenses	127.0	9.9	(a,d)	117.1
Operating income	$118.3	$17.2		$135.5

Selected ratios as a percentage of net sales (2)
Gross profit	31.8%			32.7%
Operating expenses	16.4%			15.2%
Operating income	15.3%			17.5%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring charges of $1.6 million
(c) Litigation settlement of $2.0 million
(d) Restructuring charges and other integrated-related expenses of $2.5 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	September 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$640.3	$—		$640.3
Cost of sales	447.3	10.6	(a)	436.7
Gross profit	193.0	10.6		203.6
Operating expenses	118.2	8.2	(a,b)	110.0
Operating income	$74.8	$18.8		$93.6

Selected ratios as a percentage of net sales (2)
Gross profit	30.1%			31.8%
Operating expenses	18.5%			17.2%
Operating income	11.7%			14.6%

	Three Months Ended
Consumer Healthcare	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$678.5	$—		$678.5
Cost of sales	471.4	10.1	(a)	461.3
Gross profit	207.1	10.1		217.2
Operating expenses	123.9	18.3	(a,c,d)	105.6
Operating income	$83.2	$28.4		$111.6

Selected ratios as a percentage of net sales (2)
Gross profit	30.5%			32.0%
Operating expenses	18.3%			15.6%
Operating income	12.3%			16.4%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring and other integration-related charges of $1.7 million
(c) R&D payment of $10.0 million made in connection with a collaborative arrangement
(d) Restructuring and other integration-related charges of $2.1 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Twelve Months Ended
Consumer Healthcare	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$2,786.5	$—		$2,786.5
Cost of sales	1,930.2	35.1	(a)	1,895.1
Gross profit	856.3	35.1		891.4
Operating expenses	487.5	46.0	(a,b,c,d)	441.5
Operating income	$368.8	$81.1		$449.9

Selected ratios as a percentage of net sales (2)
Gross profit	30.7%			32.0%
Operating expenses	17.5%			15.8%
Operating income	13.2%			16.1%

	Three Months Ended
Rx Pharmaceuticals	March 29, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$223.4	$—		$223.4
Cost of sales	110.5	17.3	(a)	93.2
Gross profit	112.9	17.3		130.2
Operating expenses	35.9	6.0	(a,e)	29.9
Operating income	$77.0	$23.3		$100.3

Selected ratios as a percentage of net sales (2)
Gross profit	50.5%			58.3%
Operating expenses	16.1%			13.4%
Operating income	34.5%			44.9%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring and other integration-related charges of $7.9 million
(c) Litigation settlement of $2.0 million
(d) R&D payment of $10.0 million made in connection with collaborative arrangements
(e) Write-up of contingent consideration of $5.8 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Rx Pharmaceuticals	June 28, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$253.4	$—		$253.4
Cost of sales	117.8	17.5	(a)	100.3
Gross profit	135.6	17.5		153.1
Operating expenses	46.3	15.5	(a,b)	30.8
Operating income	$89.3	$33.0		$122.3

Selected ratios as a percentage of net sales (2)
Gross profit	53.5%			60.4%
Operating expenses	18.3%			12.2%
Operating income	35.2%			48.3%

	Three Months Ended
Rx Pharmaceuticals	September 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$194.5	$—		$194.5
Cost of sales	98.1	16.9	(a)	81.2
Gross profit	96.4	16.9		113.3
Operating expenses	31.7	0.2	(a)	31.5
Operating income	$64.7	$17.1		$81.8

Selected ratios as a percentage of net sales (2)
Gross profit	49.6%			58.3%
Operating expenses	16.3%			16.2%
Operating income	33.3%			42.1%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Loss contingency accrual of $15.0 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Rx Pharmaceuticals	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$276.6	$—		$276.6
Cost of sales	127.1	17.8	(a)	109.3
Gross profit	149.5	17.8		167.3
Operating expenses	39.8	0.2	(a)	39.6
Operating income	$109.7	$18.0		$127.7

Selected ratios as a percentage of net sales (2)
Gross profit	54.0%			60.5%
Operating expenses	14.4%			14.3%
Operating income	39.6%			46.2%

	Twelve Months Ended
Rx Pharmaceuticals	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$947.9	$—		$947.9
Cost of sales	453.5	69.5	(a)	384.0
Gross profit	494.4	69.5		563.9
Operating expenses	153.7	21.9	(a,b,c)	131.8
Operating income	$340.7	$91.4		$432.1

Selected ratios as a percentage of net sales (2)
Gross profit	52.2%			59.5%
Operating expenses	16.2%			13.9%
Operating income	35.9%			45.6%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Write-up of contingent consideration of $5.8 million
(c) Loss contingency accrual of $15.0 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Specialty Sciences	March 29, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$53.4	$—		$53.4
Cost of sales	76.3	76.3	(a)	—
Gross profit	(22.9)	76.3		53.4
Operating expenses	31.6	16.9	(b)	14.7
Operating income	$(54.5)	$93.2		$38.7

Selected ratios as a percentage of net sales (2)
Gross profit	(42.9)%			100.0%
Operating expenses	59.1%			27.5%
Operating income	(102.1)%			72.5%

	Three Months Ended
Specialty Sciences	June 28, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$85.9	$—		$85.9
Cost of sales	67.8	67.8	(a)	—
Gross profit	18.1	67.8		85.9
Operating expenses	13.2	5.8	(b)	7.4
Operating income	$4.9	$73.6		$78.5

Selected ratios as a percentage of net sales (2)
Gross profit	21.1%			100.0%
Operating expenses	15.3%			8.6%
Operating income	5.8%			91.4%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Elan restructuring and integration-related charges

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Specialty Sciences	September 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$91.9	$—		$91.9
Cost of sales	72.5	72.5	(a)	—
Gross profit	19.4	72.5		91.9
Operating expenses	4.5	0.4	(a)	4.1
Operating income	$14.9	$72.9		$87.8

Selected ratios as a percentage of net sales (2)
Gross profit	21.1%			100.0%
Operating expenses	4.9%			4.4%
Operating income	16.2%			95.6%

	Three Months Ended
Specialty Sciences	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$86.6	$—		$86.6
Cost of sales	72.5	72.5	(a)	—
Gross profit	14.1	72.5		86.6
Operating expenses	4.6	0.8	(a,b)	3.8
Operating income	$9.5	$73.3		$82.8

Selected ratios as a percentage of net sales (2)
Gross profit	16.3%			100.0%
Operating expenses	5.3%			4.4%
Operating income	11.0%			95.6%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Elan restructuring and integration-related charges

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Twelve Months Ended
Specialty Sciences	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$317.8	$—		$317.8
Cost of sales	289.1	289.1	(a)	—
Gross profit	28.7	289.1		317.8
Operating expenses	53.9	23.9	(a,b)	30.0
Operating income	$(25.2)	$313.0		$287.8

Selected ratios as a percentage of net sales (2)
Gross profit	9.0%			100.0%
Operating expenses	17.0%			9.4%
Operating income	(7.9)%			90.6%

	Three Months Ended
Other	March 29, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$32.0	$—		$32.0
Cost of sales	18.0	0.5	(a)	17.5
Gross profit	14.0	0.5		14.5
Operating expenses	7.2	—		7.2
Operating income	$6.8	$0.5		$7.3

Selected ratios as a percentage of net sales (2)
Gross profit	43.6%			45.3%
Operating expenses	22.6%			22.6%
Operating income	21.0%			22.7%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Elan restructuring and integration-related charges

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Other	June 28, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$32.5	$—		$32.5
Cost of sales	15.7	0.5	(a)	15.2
Gross profit	16.8	0.5		17.3
Operating expenses	8.0	0.2		7.8
Operating income	$8.8	$0.7		$9.5

Selected ratios as a percentage of net sales (2)
Gross profit	51.7%			53.4%
Operating expenses	24.7%			24.1%
Operating income	27.0%			29.3%

	Three Months Ended
Other	September 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$24.8	$—		$24.8
Cost of sales	11.8	0.5	(a)	11.3
Gross profit	13.0	0.5		13.5
Operating expenses	5.9	—		5.9
Operating income	$7.1	$0.5		$7.6

Selected ratios as a percentage of net sales (2)
Gross profit	52.3%			54.4%
Operating expenses	24.0%			24.0%
Operating income	28.3%			30.5%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2014
(in millions)
(unaudited)

	Three Months Ended
Other	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$30.0	$—		$30.0
Cost of sales	16.8	0.5	(a)	16.3
Gross profit	13.2	0.5		13.7
Operating expenses	5.8	—		5.8
Operating income	$7.4	$0.5		$7.9

Selected ratios as a percentage of net sales (2)
Gross profit	43.9%			45.5%
Operating expenses	19.2%			19.2%
Operating income	24.7%			26.3%

	Twelve Months Ended
Other	December 27, 2014
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$119.3	$—		$119.3
Cost of sales	62.3	2.0	(a)	60.3
Gross profit	57.0	2.0		59.0
Operating expenses	26.9	0.2		26.7
Operating income	$30.1	$2.2		$32.3

Selected ratios as a percentage of net sales (2)
Gross profit	47.8%			49.5%
Operating expenses	22.5%			22.4%
Operating income	25.2%			27.1%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	March 30, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$689.3	$—		$689.3
Cost of sales	475.4	6.9	(a)	468.5
Gross profit	213.9	6.9		220.8
Operating expenses	109.4	5.8	(a)	103.6
Operating income	$104.5	$12.7		$117.2

Selected ratios as a percentage of net sales (2)
Gross profit	31.0%			32.0%
Operating expenses	15.9%			15.0%
Operating income	15.2%			17.0%

	Three Months Ended
Consumer Healthcare	June 29, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$731.7	$—		$731.7
Cost of sales	486.3	6.7	(a)	479.7
Gross profit	245.3	6.7		252.0
Operating expenses	125.6	11.9	(a,b)	113.7
Operating income	$119.8	$18.5		$138.3

Selected ratios as a percentage of net sales (2)
Gross profit	33.5%			34.4%
Operating expenses	17.2%			15.5%
Operating income	16.4%			18.9%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring and other integration-related charges of $5.6 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	September 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$686.6	$—		$686.6
Cost of sales	472.6	6.9	(a)	465.7
Gross profit	214.0	6.9		220.9
Operating expenses	115.2	7.0	(a,b)	108.1
Operating income	$98.8	$13.9		$112.7

Selected ratios as a percentage of net sales (2)
Gross profit	31.2%			32.2%
Operating expenses	16.8%			15.7%
Operating income	14.4%			16.4%

	Three Months Ended
Consumer Healthcare	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$695.0	$—		$695.0
Cost of sales	478.5	6.9	(a)	471.5
Gross profit	216.6	6.9		223.5
Operating expenses	113.1	4.9	(a,c,d)	108.2
Operating income	$103.5	$11.7		$115.3

Selected ratios as a percentage of net sales (2)
Gross profit	31.2%			32.2%
Operating expenses	16.3%			15.6%
Operating income	14.9%			16.6%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring charges of $0.7 million
(c) Escrow settlement of $2.5 million related to the Sergeant's acquisition
(d) Restructuring charges of $0.5 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Twelve Months Ended
Consumer Healthcare	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$2,802.6	$—		$2,802.6
Cost of sales	1,912.8	27.4	(a)	1,885.4
Gross profit	889.8	27.4		917.2
Operating expenses	463.3	29.6	(a,b,c)	433.6
Operating income	$426.6	$56.8		$483.5

Selected ratios as a percentage of net sales (2)
Gross profit	31.7%			32.7%
Operating expenses	16.5%			15.5%
Operating income	15.2%			17.3%

	Three Months Ended
Rx Pharmaceuticals	March 30, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$189.4	$—		$189.4
Cost of sales	92.9	13.2	(a,d)	79.7
Gross profit	96.5	13.2		109.7
Operating expenses	23.1	0.1	(a)	23.0
Operating income	$73.4	$13.3		$86.7

Selected ratios as a percentage of net sales (2)
Gross profit	51.0%			57.9%
Operating expenses	12.2%			12.2%
Operating income	38.8%			45.7%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring and other integration-related charges of $6.8 million
(c) Escrow settlement of $2.5 million related to the Sergeant's acquisition
(d) Inventory step-up of $1.9 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended
Rx Pharmaceuticals	June 29, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$194.7	$—		$194.7
Cost of sales	102.4	16.7	(a)	85.7
Gross profit	92.3	16.7		109.0
Operating expenses	35.1	9.1	(a,b)	25.9
Operating income	$57.2	$25.8		$83.0

Selected ratios as a percentage of net sales (2)
Gross profit	47.4%			56.0%
Operating expenses	18.0%			13.3%
Operating income	29.4%			42.7%

	Three Months Ended
Rx Pharmaceuticals	September 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$203.6	$—		$203.6
Cost of sales	91.1	16.0	(a)	75.1
Gross profit	112.5	16.0		128.5
Operating expenses	29.4	4.0	(a,c,d)	25.4
Operating income	$83.1	$20.0		$103.1

Selected ratios as a percentage of net sales (2)
Gross profit	55.2%			63.1%
Operating expenses	14.4%			12.5%
Operating income	40.8%			50.6%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Write-off of IPR&D of $9.0 million related to the Paddock acquisition
(c) Restructuring charges of $1.4 million
(d) Litigation settlement of $2.5 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended
Rx Pharmaceuticals	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$246.6	$—		$246.6
Cost of sales	117.8	21.4	(a)	96.4
Gross profit	128.8	21.4		150.2
Operating expenses	28.4	1.3	(a,b,c,d)	27.1
Operating income	$100.4	$22.7		$123.1

Selected ratios as a percentage of net sales (2)
Gross profit	52.2%			60.9%
Operating expenses	11.5%			11.0%
Operating income	40.7%			49.9%

	Twelve Months Ended
Rx Pharmaceuticals	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$834.3	$—		$834.3
Cost of sales	404.2	67.3	(a,e)	336.9
Gross profit	430.1	67.3		497.4
Operating expenses	116.0	14.5	(a,c,f,g,h)	101.4
Operating income	$314.1	$81.8		$395.9

Selected ratios as a percentage of net sales (2)
Gross profit	51.6%			59.6%
Operating expenses	13.9%			12.2%
Operating income	37.6%			47.5%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Write-offs of IPR&D of $4.0 million and $2.0 million related to the Paddock and Rosemont acquisitions, respectively
(c) Write-off of contingent consideration of $4.9 million related to the Fera acquisition
(d) Restructuring charges of $0.2 million
(e) Inventory step-up $1.9 million
(f) Write-off of R&D of $13.0 million and $2.0 million related to the Paddock and Rosemont acquisitions, respectively
(g) Restructuring charges of $1.6 million
(h) Litigation settlement of $2.5 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended (3)
Specialty Sciences	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$7.4	$—		$7.4
Cost of sales	8.7	8.7	(a)	—
Gross profit	(1.3)	8.7		7.4
Operating expenses	17.7	14.6	(b)	3.1
Operating income	$(19.0)	$23.2		$4.3

Selected ratios as a percentage of net sales (2)
Gross profit	(17.1)%			100.0%
Operating expenses	239.1%			42.4%
Operating income	(256.2)%			57.6%

	Three Months Ended
Other	March 30, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$41.1	$—		$41.1
Cost of sales	20.2	0.5	(a)	19.7
Gross profit	20.9	0.5		21.4
Operating expenses	9.2	—		9.2
Operating income	$11.7	$0.5		$12.2

Selected ratios as a percentage of net sales (2)
Gross profit	50.9%			52.1%
Operating expenses	22.3%			22.3%
Operating income	28.5%			29.7%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.
(3) Only includes activity from December 18, 2013 to December 28, 2013.

(a) Acquisition-related amortization expense
(b) Restructuring and other integration-related charges related to Elan

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended
Other	June 29, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$40.9	$—		$40.9
Cost of sales	22.2	0.5	(a)	21.7
Gross profit	18.7	0.5		19.2
Operating expenses	8.7	—		8.7
Operating income	$10.0	$0.5		$10.5

Selected ratios as a percentage of net sales (2)
Gross profit	45.7%			46.9%
Operating expenses	21.2%			21.2%
Operating income	24.5%			25.7%

	Three Months Ended
Other	September 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$43.2	$—		$43.2
Cost of sales	13.3	0.5	(a)	12.8
Gross profit	29.8	0.5		30.3
Operating expenses	7.4	—		7.4
Operating income	$22.4	$0.5		$22.9

Selected ratios as a percentage of net sales (2)
Gross profit	69.1%			70.3%
Operating expenses	17.1%			17.1%
Operating income	52.0%			53.1%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2013
(in millions)
(unaudited)

	Three Months Ended
Other	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$30.0	$—		$30.0
Cost of sales	13.5	0.5	(a)	12.9
Gross profit	16.5	0.5		17.1
Operating expenses	8.3	—		8.3
Operating income	$8.2	$0.5		$8.7

Selected ratios as a percentage of net sales (2)
Gross profit	55.2%			56.9%
Operating expenses	27.8%			27.8%
Operating income	27.4%			29.1%

	Twelve Months Ended
Other	December 28, 2013
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$155.2	$—		$155.2
Cost of sales	69.2	2.0	(a)	67.1
Gross profit	85.9	2.0		88.0
Operating expenses	33.6	—		33.6
Operating income	$52.3	$2.0		$54.3

Selected ratios as a percentage of net sales (2)
Gross profit	55.3%			56.7%
Operating expenses	21.6%			21.6%
Operating income	33.7%			35.0%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	March 31, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$585.4	$—		$585.4
Cost of sales	408.1	4.4	(a)	403.7
Gross profit	177.3	4.4		181.7
Operating expenses	95.2	12.1	(a,b)	83.1
Operating income	$82.0	$16.5		$98.7

Selected ratios as a percentage of net sales (2)
Gross profit	30.3%			31.0%
Operating expenses	16.3%			14.2%
Operating income	14.0%			16.9%

	Three Months Ended
Consumer Healthcare	June 30, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$636.4	$—		$636.4
Cost of sales	440.6	4.4	(a)	436.2
Gross profit	195.7	4.4		200.2
Operating expenses	99.5	6.7	(a,c)	92.8
Operating income	$96.3	$11.1		$107.4

Selected ratios as a percentage of net sales (2)
Gross profit	30.8%			31.5%
Operating expenses	15.6%			14.6%
Operating income	15.1%			16.9%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Restructuring charges of $7.1 million
(c) Restructuring charges of $1.7 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	September 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$570.4	$—		$570.4
Cost of sales	393.3	4.5	(a)	388.8
Gross profit	177.2	4.5		181.7
Operating expenses	93.6	5.5	(a)	88.1
Operating income	$83.5	$10.0		$93.5

Selected ratios as a percentage of net sales (2)
Gross profit	31.1%			31.9%
Operating expenses	16.4%			15.4%
Operating income	14.6%			16.4%

	Three Months Ended
Consumer Healthcare	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$679.6	$—		$679.6
Cost of sales	481.3	14.3	(a,b)	467.0
Gross profit	198.3	14.3		212.6
Operating expenses	104.4	6.0	(a)	98.4
Operating income	$93.9	$20.3		$114.2

Selected ratios as a percentage of net sales (2)
Gross profit	29.2%			31.3%
Operating expenses	15.4%			14.5%
Operating income	13.8%			16.8%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Inventory step-up of $7.7 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Twelve Months Ended
Consumer Healthcare	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$2,471.8	$—		$2,471.8
Cost of sales	1,723.3	27.6	(a,b)	1,695.7
Gross profit	748.5	27.6		776.2
Operating expenses	392.7	30.3	(a,c)	362.4
Operating income	$355.7	$57.9		$413.8

Selected ratios as a percentage of net sales (2)
Gross profit	30.3%			31.4%
Operating expenses	15.9%			14.7%
Operating income	14.4%			16.7%

	Three Months Ended
Rx Pharmaceuticals	March 31, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$155.6	$—		$155.6
Cost of sales	72.3	8.6	(a)	63.7
Gross profit	83.3	8.6		91.9
Operating expenses	16.1	—		16.1
Operating income	$67.3	$8.6		$75.8

Selected ratios as a percentage of net sales (2)
Gross profit	53.6%			59.1%
Operating expenses	10.3%			10.3%
Operating income	43.2%			48.7%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Inventory step-up of $7.7 million
(c) Restructuring charges of $8.8 million

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended
Rx Pharmaceuticals	June 30, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$157.0	$—		$157.0
Cost of sales	84.5	8.5	(a)	76.0
Gross profit	72.5	8.5		81.0
Operating expenses	20.7	0.8	(b)	19.9
Operating income	$51.8	$9.3		$61.1

Selected ratios as a percentage of net sales (2)
Gross profit	46.2%			51.6%
Operating expenses	13.2%			12.7%
Operating income	33.0%			38.9%

	Three Months Ended
Rx Pharmaceuticals	September 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$162.9	$—		$162.9
Cost of sales	76.2	8.4	(a)	67.8
Gross profit	86.7	8.4		95.1
Operating expenses	18.2	—		18.2
Operating income	$68.5	$8.4		$76.9

Selected ratios as a percentage of net sales (2)
Gross profit	53.2%			58.4%
Operating expenses	11.2%			11.2%
Operating income	42.0%			47.2%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Net charges related to acquired R&D and proceeds from sale of IPR&D projects

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended
Rx Pharmaceuticals	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$162.5	$—		$162.5
Cost of sales	76.5	8.5	(a)	68.0
Gross profit	86.0	8.5		94.5
Operating expenses	22.0	1.5	(c)	20.5
Operating income	$64.0	$10.0		$74.0

Selected ratios as a percentage of net sales (2)
Gross profit	52.9%			58.1%
Operating expenses	13.5%			12.6%
Operating income	39.4%			45.6%

	Twelve Months Ended
Rx Pharmaceuticals	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$638.0	$—		$638.0
Cost of sales	309.5	34.0	(a)	275.5
Gross profit	328.5	34.0		362.5
Operating expenses	77.0	2.3	(b,c)	74.7
Operating income	$251.6	$36.3		$287.8

Selected ratios as a percentage of net sales (2)
Gross profit	51.5%			56.8%
Operating expenses	12.1%			11.7%
Operating income	39.4%			45.1%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense
(b) Net charges related to acquired R&D and proceeds from sale of IPR&D projects
(c) Severance costs

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended
Other	March 31, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$37.0	$—		$37.0
Cost of sales	18.3	0.5	(a)	17.8
Gross profit	18.7	0.5		19.2
Operating expenses	8.2	—		8.2
Operating income	$10.5	$0.5		$11.0

Selected ratios as a percentage of net sales (2)
Gross profit	50.5%			51.9%
Operating expenses	22.2%			22.2%
Operating income	28.3%			29.6%

	Three Months Ended
Other	June 30, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$38.4	$—		$38.4
Cost of sales	12.8	0.5	(a)	12.3
Gross profit	25.7	0.5		26.2
Operating expenses	8.2	—		8.2
Operating income	$17.5	$0.5		$18.0

Selected ratios as a percentage of net sales (2)
Gross profit	66.8%			68.1%
Operating expenses	21.2%			21.2%
Operating income	45.6%			46.8%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Three Months Ended
Other	September 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$36.4	$—		$36.4
Cost of sales	15.1	0.5	(a)	14.6
Gross profit	21.3	0.5		21.8
Operating expenses	8.0	—		8.0
Operating income	$13.3	$0.5		$13.8

Selected ratios as a percentage of net sales (2)
Gross profit	58.7%			59.9%
Operating expenses	22.1%			22.1%
Operating income	36.6%			37.8%

	Three Months Ended
Other	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$40.9	$—		$40.9
Cost of sales	18.0	0.5	(a)	17.5
Gross profit	22.9	0.5		23.4
Operating expenses	9.1	—		9.1
Operating income	$13.8	$0.5		$14.3

Selected ratios as a percentage of net sales (2)
Gross profit	56.0%			57.2%
Operating expenses	22.2%			22.2%
Operating income	33.8%			35.0%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense

Table II continued
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR 2012
(in millions)
(unaudited)

	Twelve Months Ended
Other	December 29, 2012
	GAAP (1)	Non-GAAP Adjustments (1)		As Adjusted (1)
Net sales	$152.6	$—		$152.7
Cost of sales	64.2	2.0	(a)	62.2
Gross profit	88.6	2.0		90.6
Operating expenses	33.5	—		33.5
Operating income	$55.1	$2.0		$57.0

Selected ratios as a percentage of net sales (2)
Gross profit	58.1%			59.3%
Operating expenses	22.0%			21.9%
Operating income	36.1%			37.4%

(1) Amounts may not sum or cross-foot due to rounding.
(2) Ratios calculated using exact numbers.

(a) Acquisition-related amortization expense